UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 30, 2010 (Date of earliest event reported)
MOOG INC. (Exact name of registrant as specified in its charter)

NY (State or other jurisdiction of incorporation)	001-05129 (Commission File Number)	16-0757636 (IRS Employer Identification Number)

East Aurora, NY (Address of principal executive offices)		14052 (Zip Code)
716-652-2000 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On April 30, 2010, Moog Inc. (the "Company") issued a press release discussing results of operations for the quarter ended April 3, 2010. A copy of the press release is included as exhibit 99.1 of this report.

The information in this report is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise be subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, except as expressly stated by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

            99.1 Press release dated April 30, 2010, announcing Moog Inc.'s results of operations for the quarter ended April 3, 2010.

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press release dated April 30, 2010, announcing Moog Inc.'s results of operations for the quarter ended April 3, 2010

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 30, 2010	MOOG INC. By: /s/ Jennifer Walter Jennifer Walter Controller

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Moog Inc. dated April 30, 2010